THE HENNESSY
                                  FUNDS, INC.

                                 ANNUAL REPORT
                                 JUNE 30, 2001

                             (HENNESSY FUNDS LOGO)

                                 Hennessy Funds

                            THE HENNESSY FUNDS, INC.
                              The Courtyard Square
                          750 Grant Avenue, Suite 100
                            Novato, California 94945
                                 (415) 899-1555
                                1 (800) 966-4354
                      Email: fundsinfo@hennessy-funds.com
                     Webpage: http://www.hennessy-funds.com
                   Hennessy Leveraged Dogs Fund Symbol: HDOGX
                      Hennessy Balanced Fund Symbol: HBFBX

                                                                       July 2001

Dear Shareholder:

Let's take a look back to just over one year ago and remember the headlines that were all over the media: "The Dogs of the Dow are Dead". Remember everyone calling you crazy for missing out on the great tech boom. But you stayed the course, went against the crowd and look what it brought you. The "dogs" have rebounded and are up to their old tricks. And as you can see, by staying with a disciplined strategy, our funds are doing well.

The markets have suffered a general decrease as the pace of the economy has slowed. Our funds have performed well much in part to the improved performance of stocks like Philip Morris and AT&T, which were considered out of favor just a short time ago. For the one-year period ending June 30, 2001, the Hennessy Balanced Fund was up 14.85% and the Hennessy Leveraged Dogs Fund was up 24.66%. During this period, both Funds significantly outperformed the S&P 500 Index and the Dow Jones Industrial Average, which returned -14.83% and 2.14%, respectively. Even if you look at a shorter time period of December 31, 2000 to June 30, 2001, the Hennessy Balanced Fund was up 3.06%, and the Hennessy Leveraged Dogs Fund was up 4.09% compared to -6.70% for the S&P 500 Index and - 1.86% for the Dow Jones Industrial Average. The enclosed annual report of the Hennessy Balanced and Leveraged Dogs Funds provides the Funds' longer-term investment results as compared to these market benchmarks.

As we saw this past year, the laws of economics cannot be defied over the long run and profits do matter. We continue to hold to the belief that investing in disciplined strategies will allow you to feel confident that your mutual fund investment, over time, will bring in respectable returns. As always, we believe in value investing and we would like to thank you for making our value-oriented "Dogs" funds part of your investment portfolio.

Sincerely,

/s/Neil Hennessy

Neil Hennessy
President & Portfolio Manager

Past performance is not an indication of future returns. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance returns assume all dividends and capital gains were reinvested in the Funds, and reflect a fee waiver in effect for the Hennessy Leveraged Dogs Fund. In the absence of such waiver, returns would be reduced. References to specific securities should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for additional portfolio information, including percentages of holdings.

The S&P 500 Index is an unmanaged capitalization-weighted index generally representative of the market for the stocks of large U.S. companies across the broad domestic economy. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Funds may hold securities of foreign companies, which may involve volatility, as well as political, economic and currency risks.

Quasar Distributors, LLC, Distributor.

For use only when accompanied or preceded by a current prospectus.

                             HENNESSY BALANCED FUND

                                               Merrill Lynch
                Hennessy       Dow Jones          One Year         Standard &
                Balanced       Industrial         Treasury         Poor's 500
   Date           Fund          Average          Bill Index        Stock Index
   ----         --------       ----------      -------------       -----------
  3/8/96*<F1>   $10,000         $10,000           $10,000            $10,000
 6/30/96        $10,180         $10,406           $10,155            $10,658
12/31/96        $11,025         $12,006           $10,474            $11,903
 6/30/97        $11,982         $14,422           $10,783            $14,356
12/31/97        $12,460         $15,000           $11,097            $15,874
 6/30/98        $13,037         $17,121           $11,408            $18,686
12/31/98        $13,386         $17,719           $11,751            $20,411
 6/30/99        $14,290         $21,343           $11,995            $22,939
12/31/99        $13,592         $22,539           $12,225            $24,706
 6/30/00        $12,803         $20,636           $12,609            $24,601
12/31/00        $14,266         $21,475           $13,053            $22,457
 6/30/01        $14,703         $21,077           $13,506            $20,953

*<F1>  inception date

This chart assumes an initial investment of $10,000, made on 3/8/96 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                        AVERAGE ANNUAL RATE OF RETURN(%)
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                                     ONE YEAR ENDED     FIVE YEARS ENDED    SINCE INCEPTION
                                                     JUNE 30, 2001       JUNE 30, 2001       MARCH 8, 1996
                                                     -------------       -------------       -------------
     Hennessy Balanced Fund                              14.85%              7.63%               7.52%
     Dow Jones Industrial Average                         2.14%             15.15%              15.05%
     Merrill Lynch One Year Treasury Bill Index           7.12%              5.87%               5.81%
     Standard & Poor's 500 Stock Index                  -14.83%             14.47%              14.52%

                          HENNESSY LEVERAGED DOGS FUND

                                               Merrill Lynch
                Hennessy       Dow Jones         One Year         Standard &
               Leveraged       Industrial        Treasury         Poor's 500
   Date        Dogs Fund        Average         Bill Index       Stock Index
   ----        ---------        -------         ----------       -----------
 7/29/98*<F2>   $10,000         $10,000           $10,000          $10,000
12/31/98        $10,016         $10,388           $10,253          $10,998
 6/30/99        $11,028         $12,512           $10,466          $12,360
12/31/99        $10,196         $13,214           $10,667          $13,312
 6/30/00         $9,098         $12,098           $11,002          $13,256
12/31/00        $10,896         $12,590           $11,389          $12,100
 6/30/01        $11,341         $12,356           $11,785          $11,290

*<F2>  inception date

This chart assumes an initial investment of $10,000, made on 7/29/98 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividend and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                        AVERAGE ANNUAL RATE OF RETURN(%)
                       FOR THE PERIOD ENDED JUNE 30, 2001

                                               ONE YEAR ENDED  SINCE INCEPTION
                                               JUNE 30, 2001    JULY 29, 1998
                                               --------------   -------------
     Hennessy Leveraged Dogs Fund                  24.66%           4.40%
     Dow Jones Industrial Average                   2.14%           7.50%
     Merrill Lynch One Year Treasury Bill Index     7.12%           5.77%
     Standard & Poor's 500 Stock Index            -14.83%           4.23%

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001

                                                                                                     HENNESSY
                                                                                 HENNESSY           LEVERAGED
                                                                              BALANCED FUND         DOGS FUND
                                                                              -------------         ---------
ASSETS:
Investments, at value (cost $14,877,799 and $3,711,775 respectively)           $15,208,869          $3,795,662
Receivable from Adviser                                                                 --              16,589
Receivable for investment securities sold                                               --                  --
Income receivable                                                                   73,772               5,764
Other assets                                                                         9,834              10,250
                                                                               -----------          ----------
     Total Assets                                                               15,292,475           3,828,265
                                                                               -----------          ----------

LIABILITIES:
Payable to Adviser                                                                   7,532                  --
Reverse repurchase agreement                                                            --             675,582
Accrued expenses and other payables                                                 47,761              27,820
                                                                               -----------          ----------
     Total Liabilities                                                              55,293             703,402
                                                                               -----------          ----------
NET ASSETS                                                                     $15,237,182          $3,124,863
                                                                               -----------          ----------
                                                                               -----------          ----------

NET ASSETS CONSIST OF:
Capital stock                                                                  $14,489,862          $3,255,735
Accumulated undistributed net investment income (loss)                                 275                (262)
Accumulated undistributed net realized gains (losses) on investments               415,975            (214,497)
Unrealized net appreciation on investments                                         331,070              83,887
                                                                               -----------          ----------
     Total Net Assets                                                          $15,237,182          $3,124,863
                                                                               -----------          ----------
                                                                               -----------          ----------

Shares authorized ($.0001 par value)                                           100,000,000         100,000,000
Shares issued and outstanding                                                    1,325,001             297,751
Net asset value, offering price and redemption price per share                 $     11.50          $    10.49
                                                                               -----------          ----------
                                                                               -----------          ----------

                     See notes to the financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED JUNE 30, 2001

                                                                      HENNESSY
                                                        HENNESSY     LEVERAGED
                                                     BALANCED FUND   DOGS FUND
                                                     -------------   ---------
INVESTMENT INCOME:
   Dividend income                                     $  242,275     $ 69,736
   Interest income                                        415,559       78,149
                                                       ----------     --------
       Total investment income                            657,834      147,885
                                                       ----------     --------

EXPENSES:
   Investment advisory fees                                92,599       17,769
   Administration fees                                     30,033       25,016
   Shareholder servicing                                   37,753       14,619
   Fund accounting fees                                    27,455       26,557
   Distribution fees                                       38,583        7,404
   Custody fees                                             6,395        4,844
   Federal and state registration fees                     16,326       17,377
   Professional fees                                       24,121       13,862
   Reports to shareholders                                  4,213        1,742
   Amortization of organization costs                       5,284           --
   Directors' fees and expenses                             2,790        1,950
   Other                                                    3,421        3,216
                                                       ----------     --------
   Total operating expenses before interest expense       288,973      134,356
   Interest expense                                            --       45,026
   Less, expense reimbursement                                 --      (98,818)
                                                       ----------     --------
       Net expenses                                       288,973       80,564
                                                       ----------     --------
NET INVESTMENT INCOME                                     368,861       67,321
                                                       ----------     --------
REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gains on investments                      561,225      128,990
   Change in unrealized appreciation or
     depreciation on investments                        1,196,379      466,687
                                                       ----------     --------
       Net gain on investments                          1,757,604      595,677
                                                       ----------     --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                            $2,126,465     $662,998
                                                       ----------     --------
                                                       ----------     --------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           HENNESSY BALANCED FUND           HENNESSY LEVERAGED DOGS FUND
                                                       ------------------------------      ------------------------------
                                                        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                       JUNE 30, 2001    JUNE 30, 2000      JUNE 30, 2001    JUNE 30, 2000
                                                       -------------    -------------      -------------    -------------
OPERATIONS:
     Net investment income                              $   368,861       $   501,241       $   67,321        $  106,962
     Net realized gains (losses) on investments             561,225           436,091          128,990          (341,579)
     Change in unrealized appreciation or
       depreciation on investments                        1,196,379        (3,293,114)         466,687          (732,787)
                                                        -----------       -----------       ----------        ----------
     Net increase (decrease) in net assets
       resulting from operations                          2,126,465        (2,355,782)         662,998          (967,404)
                                                        -----------       -----------       ----------        ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                            (369,626)         (501,285)         (67,701)         (106,995)
     From net realized gains                               (161,594)       (1,308,316)              --                --
                                                        -----------       -----------       ----------        ----------
                                                           (531,220)       (1,809,601)         (67,701)         (106,995)
                                                        -----------       -----------       ----------        ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares subscribed                        970,641         2,595,617        1,419,145         1,300,866
     Shares issued to holders in
       reinvestment of dividends                            526,972         1,779,547           65,739           105,301
     Cost of shares redeemed                             (3,935,484)       (8,171,145)      (2,340,297)       (2,369,209)
                                                        -----------       -----------       ----------        ----------
     Net decrease in net assets resulting
       from capital share transactions                   (2,437,871)       (3,795,981)        (855,413)         (963,042)
                                                        -----------       -----------       ----------        ----------
TOTAL DECREASE IN NET ASSETS                               (842,626)       (7,961,364)        (260,116)       (2,037,441)

NET ASSETS:
     Beginning of period                                 16,079,808        24,041,172        3,384,979         5,422,420
                                                        -----------       -----------       ----------        ----------
     End of period                                      $15,237,182       $16,079,808       $3,124,863        $3,384,979
                                                        -----------       -----------       ----------        ----------
                                                        -----------       -----------       ----------        ----------
Undistributed net investment
  income (loss), end of period                          $       275       $     1,040       $     (262)       $      118
                                                        -----------       -----------       ----------        ----------

CHANGES IN SHARES OUTSTANDING:
     Shares sold                                             86,739           213,863          140,958           129,044
     Shares issued to holders as
       reinvestment of dividends                             47,988           158,111            6,720            11,123
     Shares redeemed                                       (360,419)         (734,650)        (242,441)         (254,453)
                                                        -----------       -----------       ----------        ----------
     Net decrease                                          (225,692)         (362,676)         (94,763)         (114,286)
                                                        -----------       -----------       ----------        ----------
                                                        -----------       -----------       ----------        ----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                    HENNESSY BALANCED FUND
                                                               ----------------------------------------------------------------
                                                                                     YEARS ENDED JUNE 30,
                                                               2001           2000           1999           1998           1997
                                                               ----           ----           ----           ----           ----
PER SHARE DATA:
     Net asset value, beginning of period                     $10.37         $12.56         $12.23         $11.67         $10.18

     Income from investment operations:
        Net investment income                                   0.27           0.28           0.28           0.29           0.23
        Net realized and unrealized gains
          (losses) on securities                                1.25          (1.53)          0.83           0.73           1.55
                                                              ------         ------         ------         ------         ------
          Total from investment operations                      1.52          (1.25)          1.11           1.02           1.78
                                                              ------         ------         ------         ------         ------

     Less Distributions:
        Dividends from net investment income                   (0.27)         (0.28)         (0.28)         (0.29)         (0.29)
        Dividends from realized capital gains                  (0.12)         (0.66)         (0.50)         (0.17)            --
                                                              ------         ------         ------         ------         ------
          Total distributions                                  (0.39)         (0.94)         (0.78)         (0.46)         (0.29)
                                                              ------         ------         ------         ------         ------
     Net asset value, end of period                           $11.50         $10.37         $12.56         $12.23         $11.67
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL RETURN                                                  14.85%        (10.40%)         9.61%          8.80%         17.70%

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, in thousands,
       end of period                                         $15,237        $16,080        $24,041        $23,496        $17,639
     Ratio of net expenses
       to average net assets:
          Before expense reimbursement                         1.87%          1.61%          1.55%          2.39%          2.48%
          After expense reimbursement                          1.87%          1.61%          1.55%          1.64%          1.90%
     Ratio of net investment income
       to average net assets:
          Before expense reimbursement                         2.39%          2.36%          2.28%          1.69%          1.84%
          After expense reimbursement                          2.39%          2.36%          2.28%          2.44%          2.41%
     Portfolio turnover rate                                  46.91%         31.16%         28.92%         23.24%         20.01%

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                             HENNESSY LEVERAGED DOGS FUND
                                                                                   -----------------------------------------------
                                                                                                             JULY 29, 1998 (1)<F3>
                                                                                     YEARS ENDED JUNE 30,           THROUGH
                                                                                   2001           2000           JUNE 30, 1999
                                                                                   ----           ----           -------------
PER SHARE DATA:
     Net asset value, beginning of period                                         $ 8.62         $10.70              $10.00

     Income from investment operations:
        Net investment income                                                       0.24           0.22                0.31
        Net realized and unrealized gains (losses) on securities                    1.87          (2.08)               0.70
                                                                                  ------         ------              ------
           Total from investment operations                                         2.11          (1.86)               1.01
                                                                                  ------         ------              ------

     Less Distributions:
        Dividends from net investment income                                       (0.24)         (0.22)              (0.31)
        Dividends from realized capital gains                                         --             --                  --
                                                                                  ------         ------              ------
           Total distributions                                                     (0.24)         (0.22)              (0.31)
                                                                                  ------         ------              ------
     Net asset value, end of period                                               $10.49         $ 8.62              $10.70
                                                                                  ------         ------              ------
                                                                                  ------         ------              ------

TOTAL RETURN                                                                      24.66%        (17.50%)             10.28%(2)<F4>

SUPPLEMENTAL DATA AND RATIOS:
     Net assets, in thousands, end of period                                      $3,125         $3,385              $5,422
     Ratio of operating expenses to average net assets:
        Before expense reimbursement                                               4.54%(7)       2.76%(6)            4.35%(3)(4)
                                                                                        <F9>           <F8>               <F5><F6>
        After expense reimbursement                                                1.20%(7)       1.20%(6)              --%(3)(4)
                                                                                        <F9>           <F8>               <F5><F6>
     Ratio of interest expense to average net assets                               1.52%          1.68%               1.17%
     Ratio of net investment income to average net assets:
        Before expense reimbursement                                              (1.06%)         0.56%              (0.90%)(3)
                                                                                                                            <F5>
        After expense reimbursement                                                2.28%          2.12%               3.45%(3)
                                                                                                                           <F5>
     Portfolio turnover rate                                                      48.80%         33.58%                 --%(5)
                                                                                                                           <F7>

(1)<F3>   Commencement of operations.
(2)<F4>   Not annualized.
(3)<F5>   Annualized.
(4)<F6> For the period ended June 30, 1999, the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 5.52% and 1.17%, respectively.
(5)<F7> For the period July 29, 1998 through June 30, 1999, there were no sales of securities other than short-term securities which are not factored into this calculation.
(6)<F8> For the period ended June 30, 2000 the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 4.44% and 2.88%, respectively.
(7)<F9> For the period ended June 30, 2001 the ratio of operating expenses to average net assets excludes interest expense. The ratio before and after expense reimbursement, including interest expense, would be 6.06% and 2.72%, respectively.

                     See notes to the financial statements.

HENNESSY BALANCED FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
                COMMON STOCKS -- 50.1%

                AUTOMOBILES & TRUCKS -- 5.0%
     11,950     General Motors Corporation                         $   768,983
                                                                   -----------

                BANK & BANK HOLDING COMPANY -- 4.9%
     16,624     J.P. Morgan Chase & Co.                                741,430
                                                                   -----------

                CAPITAL GOODS -- 5.4%
     16,525     Caterpillar, Inc.                                      827,076
                                                                   -----------

                CHEMICALS -- 5.1%
     16,100     E. I. du Pont de Nemours and Company                   776,664
                                                                   -----------

                CONSUMER DURABLES -- 4.4%
     14,300     Eastman Kodak Company                                  667,524
                                                                   -----------

                CONSUMER PRODUCTS -- 3.1%
      7,375     Procter & Gamble Company                               470,525
                                                                   -----------

                ENERGY -- 0.6%
      1,050     Exxon Mobil Corporation                                 91,718
                                                                   -----------

                FOOD, BEVERAGE & TOBACCO -- 6.3%
     19,025     Philip Morris Companies, Inc.                          965,519
                                                                   -----------

                MANUFACTURING -- 2.9%
      3,825     Minnesota Mining and Manufacturing Company             436,432
                                                                   -----------

                PAPER & FOREST PRODUCTS -- 4.8%
     20,600     International Paper Company                            735,420
                                                                   -----------

                TELECOMMUNICATIONS -- 7.6%
     29,475     AT&T Corp.                                             648,450
     12,600     SBC Communications, Inc.                               504,756
                                                                   -----------
                                                                     1,153,206
                                                                   -----------
                TOTAL COMMON STOCKS (Cost $7,308,194)                7,634,497
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
                SHORT-TERM INVESTMENTS -- 49.7%

                U.S. GOVERNMENT -- 38.7%
                U.S. Treasury Bills:
 $1,475,000     3.52%, 8/30/01                                       1,466,467
    530,000     3.56%, 11/29/01                                        522,205
                                                                   -----------
                                                                     1,988,672
                                                                   -----------

                U.S. Treasury Notes:
  1,197,000     6.50%, 3/31/02                                       1,220,471
    864,000     6.38%, 4/30/02                                         881,663
  1,390,000     6.50%, 5/31/02                                       1,422,555
    379,000     6.25%, 6/30/02                                         387,615
                                                                   -----------
                                                                     3,912,304
                                                                   -----------
                TOTAL U.S. GOVERNMENT (Cost $5,896,209)              5,900,976
                                                                   -----------

                VARIABLE RATE DEMAND NOTES#<F10> -- 11.0%
    555,427     American Family Financial Services, Inc., 3.36%        555,427
    557,787     Wisconsin Corporation Central Credit Union, 3.42%      557,787
    560,182     Wisconsin Electric Power Co., 3.36%                    560,182
                                                                   -----------
                TOTAL VARIABLE RATE DEMAND NOTES (Cost $1,673,396)   1,673,396
                                                                   -----------
                TOTAL SHORT-TERM INVESTMENTS (Cost $7,569,605)       7,574,372
                                                                   -----------
                TOTAL INVESTMENTS -- 99.8% (Cost $14,877,799)       15,208,869
                Other Assets and Liabilities, Net -- 0.2%               28,313
                                                                   -----------
                NET ASSETS -- 100.0%                               $15,237,182
                                                                   -----------
                                                                   -----------

#<F10> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2001.

                     See notes to the financial statements.

HENNESSY LEVERAGED DOGS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2001

   NUMBER
 OF SHARES                                                             VALUE
 ---------                                                             -----
                COMMON STOCKS -- 77.4%

                AUTOMOBILES & TRUCKS -- 8.7%
      4,225     General Motors Corporation                          $  271,879
                                                                    ----------

                BANK & BANK HOLDING COMPANY -- 6.7%
      4,722     J.P. Morgan Chase & Co.                                210,601
                                                                    ----------

                CAPITAL GOODS -- 8.4%
      5,250     Caterpillar, Inc.                                      262,762
                                                                    ----------

                CHEMICALS -- 8.4%
      5,425     E. I. du Pont de Nemours and Company                   261,702
                                                                    ----------

                CONSUMER DURABLES -- 7.7%
      5,175     Eastman Kodak Company                                  241,569
                                                                    ----------

                CONSUMER PRODUCTS -- 3.2%
      1,575     Procter & Gamble Company                               100,485
                                                                    ----------

                FOOD, BEVERAGE & TOBACCO -- 8.2%
      5,050     Philip Morris Companies, Inc.                          256,287
                                                                    ----------

                MANUFACTURING -- 5.4%
      1,475     Minnesota Mining and Manufacturing Company             168,298
                                                                    ----------

                PAPER & FOREST PRODUCTS -- 7.3%
      6,350     International Paper Company                            226,695
                                                                    ----------

                TELECOMMUNICATIONS -- 13.4%
     10,625     AT&T Corp.                                             233,750
      4,625     SBC Communications, Inc                                185,278
                                                                    ----------
                                                                       419,028
                                                                    ----------
                TOTAL COMMON STOCKS (Cost $2,335,547)                2,419,306
                                                                    ----------

 PRINCIPAL
   AMOUNT
 ---------
                SHORT-TERM INVESTMENTS -- 44.1%

                U.S. GOVERNMENT -- 36.4%
                U.S. Treasury Bills:
 $1,152,000     3.56%, 11/29/01*<F12>                                1,135,056
                                                                    ----------
                TOTAL U.S. GOVERNMENT (Cost $1,134,928)              1,135,056
                                                                    ----------

                VARIABLE RATE DEMAND NOTES#<F11> -- 7.7%
     66,244     American Family Financial Services, Inc., 3.36%         66,244
    134,016     Wisconsin Corporation Central Credit Union, 3.42%      134,016
     41,040     Wisconsin Electric Power Co., 3.36%                     41,040
                                                                    ----------
                TOTAL VARIABLE RATE DEMAND NOTES (Cost $241,300)       241,300
                                                                    ----------
                TOTAL SHORT-TERM INVESTMENTS (Cost $1,376,228)       1,376,356
                                                                    ----------
                TOTAL INVESTMENTS -- 121.5% (Cost $3,711,775)        3,795,662
                Other Liabilities and Assets, Net -- (21.5%)          (670,799)
                                                                    ----------
                NET ASSETS -- 100.0%                                $3,124,863
                                                                    ----------
                                                                    ----------

#<F11> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2001.
*<F12> Collateral or partial collateral for securities sold subject to repurchase.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2001

1).  ORGANIZATION

     The Hennessy Funds, Inc., organized as a Maryland corporation on January 11, 1996, consists of two separate portfolios: The Hennessy Funds, Inc. --
Hennessy Balanced Fund (the "Balanced Fund") and   The Hennessy Funds, Inc. --
Hennessy Leveraged Dogs Fund (the "Leveraged Dogs Fund"). Both funds are open-end, non-diversified companies registered under the Investment Company Act of 1940, as amended. The investment objectives and organization costs of The Hennessy Funds, Inc. are set forth below.

     The objectives of the Hennessy Balanced Fund are capital appreciation and current income. The investment strategy involves investing approximately one half of the portfolio's assets in Treasury Securities and the other half in the top ten dividend yielding stocks of the Dow Jones Industrial Average. Bi-monthly, the Balanced Fund will determine the ten highest yielding common stocks in the Dow Jones Industrial Average. All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Balanced Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the Dow Jones Industrial Average.

     Between the date of organization and the commencement of investment operations on March 8, 1996, the Balanced Fund had no operations other than incurring organizational expenses. These costs aggregated $38,758 and are being amortized over the period of benefit, but not to exceed sixty months from the date the Balanced Fund commenced investment operations.

     The Leveraged Dogs Fund's investment objective is to achieve total return that in the long run will exceed that of the Dow Jones Industrial Average (the "DJIA"). The investment strategy involves borrowingmoney for investment purposes, and investing approximately one half of the portfolio's assets, including proceeds from borrowing, in one-year Treasury Bills and the other half in the top ten dividend yielding stocks of the DJIA. Bi-monthly, the Leveraged Dogs Fund will determine the ten highest yielding common stocks in the DJIA.
All purchases of common stocks following such determination, until the next determination, will be of the ten highest yielding common stocks so determined. The Leveraged Dogs Fund intends to hold any common stock purchased for approximately one year, including common stocks that are no longer one of the ten highest yielding common stocks in the DJIA.

2).  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes.

c). Income and Expenses -- Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. During the year ended June 30, 2001, the Balanced Fund paid capital gain dividends of $161,594 (taxable as long term capital gains).

e). Security Transactions -- Investment and shareowner transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

3).  REVERSE REPURCHASE AGREEMENTS

     The Leveraged Dogs Fund has entered into reverse repurchase agreements with Paine Webber, Inc., under which the Leveraged Dogs Fund sells securities and agrees to repurchase them at a mutually agreed upon price. For the period ended June 30, 2001, the average daily balance and average interest rate in effect for reverse repurchase agreements was $747,097 and 5.95%, respectively. At June 30, 2001, the interest rate in effect for the outstanding reverse repurchase agreement, scheduled to mature on November 29, 2001, is 4.50% and represented 17.65% of the Leveraged Dogs Fund's total assets.

4).  INVESTMENT TRANSACTIONS

During the periods ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
     Purchases                     $4,004,371          $1,087,837
     Sales                         $3,735,488          $1,700,049

The following balances for the Funds are as of June 30, 2001:

                                    HENNESSY            HENNESSY
                                    BALANCED           LEVERAGED
                                      FUND             DOGS FUND
                                    --------           ---------
     Cost for federal
       income tax purposes        $14,960,609          $3,757,342
     Net tax unrealized
       appreciation                   248,260              38,320
     Tax basis gross
       unrealized
       appreciation                   990,792             227,069
     Tax basis gross
       unrealized
       depreciation                  (742,532)           (188,749)

     At June 30, 2001, the Leveraged Dogs Fund had tax basis capital losses of $168,930, which may be carried over to offset future capital gains. Such losses expire June 30, 2008 through June 30, 2009.

     For the year ended June 30, 2001, the Leveraged Dog Fund recognized for tax purposes, capital losses of $341,579, which were realized in the year ended June 30, 2000.

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

     The Balanced Fund has entered into an investment advisory agreement with The Hennessy Management Co., L.P. (the "Balanced Fund Advisor"). The Balanced Fund Advisor is a California limited partnership organized on October 24, 1995, for the purpose of becoming the Balanced Fund's investment advisor. The Leveraged Dogs Fund has entered into an investment advisory agreement with The Hennessy Management Co. 2, L.P. (the "Leveraged Dogs Fund Advisor"). The Leveraged Dogs Advisor is a California limited partnership organized on February 2, 1998, for the purpose of becoming the Leveraged Dogs Fund's investment advisor. The general partner of both Advisors is Hennessy Advisors, Inc. ("Hennessy"). Hennessy is a registered investment advisor and during the year ending June 30, 2001 was a registered broker-dealer. Hennessy received commissions of $795 and $107 for transactions related to the purchase and sales of securities held by the Balanced Fund and Leveraged Dogs Fund, respectively, for the year ending June 30, 2001. Hennessy was organized in 1989 and is controlled by Neil J. Hennessy, who is a director and the president of Hennessy.

     Pursuant to the Advisory Agreements, the Balanced Fund Advisor and Leveraged Dogs Fund Advisor are entitled to receive a fee, calculated daily and payable monthly, at an annual rate not to exceed 0.60% of each Funds' average daily net assets.

     The Funds have adopted a plan pursuant to Rule 12b-1 which authorizes payments in connection with the distribution of Fund shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets. Amounts paid under the Plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareowners and the printing and mailing of sales literature.

     For the fiscal year ending June 30, 2001, the investment advisor to the Leveraged Dogs Fund reimbursed the Leveraged Dogs Fund to the extent necessary to insure that "Other Expenses" less "Interest Expense" did not exceed 0.35% and "Total Annual Fund Operating Expenses" less "Interest Expense" did not exceed 1.20%.

     Firstar Bank, N.A. serves as custodian for the Funds. Firstar Mutual Fund Services, LLC serves as transfer agent, dividend disbursing agent, administrator and accounting services agent for the Funds.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
The Hennessy Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Hennessy Funds, Inc. (comprising, respectively, the Hennessy Balanced Fund and the Hennessy Leveraged Dogs Fund), collectively referred to as the "Funds", including the schedules of investments, as of June 30, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Balanced Fund and the Hennessy Leveraged Dogs Fund as of June 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP

Chicago, Illinois
July 27, 2001

INVESTMENT ADVISORS
   The Hennessy Management Co., L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

   The Hennessy Management Co. 2, L.P.
   The Courtyard Square
   750 Grant Avenue, Suite 100
   Novato, CA 94945

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT & SHAREHOLDER SERVICING AGENT
   Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

CUSTODIAN
   Firstar Bank, N.A.
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 261-6950

DIRECTORS
   Neil J. Hennessy
   Brian A. Hennessy
   Robert T. Doyle
   Rodger D. Offenbach
   J. Dennis DeSousa

COUNSEL
   Foley & Lardner
   777 East Wisconsin Avenue
   Milwaukee, WI 53202-5367

INDEPENDENT AUDITORS
   KPMG LLP
   303 East Wacker Drive
   Chicago, Illinois 60601

DISTRIBUTOR
   Quasar Distributors, LLC
   615 East Michigan Street
   Milwaukee, WI  53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.